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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of Earliest Event Reported): NOVEMBER 4, 2003

                           DWANGO NORTH AMERICA CORP.
               (Exact Name of Registrant as Specified in Charter)


         NEVADA                  333-69006         84-1407365
(State or Other Jurisdiction   (Commission      (I.R.S. Employer
         of Incorporation)      File Number)     Identification Number)


         5847 SAN FELIPE STREET, SUITE 3220
         HOUSTON, TEXAS                                   77057-3000
         (Address of Principal Executive Offices)         (Zip Code)

                                 (713) 914-9600
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         (a) On November 4, 2003, the Company dismissed Jones Simkins LLP ("Jones") as independent auditors for the Company. The decision to dismiss Jones and to seek new accountants was recommended by the Company's Board of Directors and approved by the Audit Committee of the Company's Board of Directors.

         The  audit  reports  of  Jones  on  the  Company's   financial
statements for the years ended December 31, 2001 and 2002 did not contain any adverse opinion or disclaimer of opinion and was not modified as to uncertainty, audit scope, or accounting principles, except that the opinion issued with the Company's financial statements for the year ended December 31, 2001 and 2002 included a reference to substantial doubt that exists regarding the Company's ability to continue as a going concern.

         With respect to the financial  statements  for the years ended
December 31, 2001 and 2002 and the interim period ended September 30, 2003, there were no disagreements with Jones, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Jones, would have caused them to make reference thereto in their reports on the financial statements of the Company; and there were no reportable events or disagreements with Jones as described in Item 304(a)(1)(iv) of the Securities and Exchange Regulation S-B.

         The Company requested that Jones furnish it with a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements made in this Item 4, and if not, stating the respects in which they do not agree. A copy of such letter, dated November 4, 2003, has been furnished by Jones and is filed as Exhibit 16 to this Current Report on Form 8-K.

         (b) On November 4, 2003, the Company engaged Eisner LLP ("Eisner") to serve as the Company's independent auditors. Neither the Company nor anyone acting on its behalf consulted with Eisner regarding (i) either the application of any accounting principles to a specific completed or contemplated transaction of the Company, or the type of audit opinion that might be rendered by Eisner on the Company's financial statements; or (ii) any matter that was either the subject of a disagreement with Jones or a reportable event with respect to Jones.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


         (c)  EXHIBITS.



EXHIBIT NO.     DESCRIPTION

16 Letter, dated November 6, 2003, from Jones Simkins LLP to the Securities and Exchange Commission.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 6, 2003

                                 DWANGO NORTH AMERICA CORP.


                                 By:  /S/ ROBERT E. HUNTLEY
                                      -----------------------------------------
                                      Robert E. Huntley
                                      Chairman, President and Chief Executive
                                      Officer




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 EXHIBIT INDEX




EXHIBIT NO.     DESCRIPTION

16 Letter, dated November 6, 2003, from Jones Simkins LLP to the Securities and Exchange Commission.











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